DELAWARE VIP TRUST

Delaware VIP Emerging Markets Series

Supplement to the Prospectuses
dated April 30, 2006

(Standard Class/Service Class)

Mondrian Investment Partners Limited recently notified Delaware Management Company and Delaware VIP Trust that it will resign as sub-advisor to Delaware VIP Emerging Markets Series. The following paragraph is added as the third paragraph in the section entitled "Investment manager and sub-advisor":

Mondrian has notified Delaware Management Company and Delaware VIP Trust that it will resign as sub-advisor to Delaware VIP Emerging Markets Series. Mondrian anticipates that it will cease providing services to Delaware VIP Emerging Markets Series on September 24, 2006, subject to an extension by agreement between the parties. Delaware Management Company has commenced a search for a replacement for Mondrian. The selection of the replacement may be subject to the approval of the Series' Board of Trustees and, under certain circumstances, shareholder approval.

The date of this Supplement is June 15, 2006.